Accelerating Growth Rooted In Excellence 2025 Investor Day Presentation December 2025 Includes Q4 Pricing Updates Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: our strategic goals and targets and key initiatives including our goal to add $1.5 billion of incremental Adjusted EBITDA to our results measured against a 2024 baseline and achieve industry leading total shareholder return by 2030, including expected contributions from each of our business segments and enterprise initiatives and related assumptions, projections, goals, targets and drivers; expected levels of demand for wood fiber and our products and related price impacts, including our growth projections for U.S. housing demand and repair and remodel activity, adoption of wood-based building, demand for mass timber, expansion of voluntary carbon markets and demand for renewable energy sources; anticipated development of new market for metallurgical biocarbon; expected growth in export markets; funding sources for our growth initiatives; our cash dividend framework including the sustainability of our base dividend and our target percentage return to shareholders of Adjusted Funds Available for Distribution (Adjusted FAD) through base dividends, supplemental cash dividends and/or share repurchases; our capital structure including our investment grade credit rating and our liability management practices; and our outlook for average annual capital expenditures through 2030. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as “committed,” “expected,” “emerging,” “future,” “growing,” “maintain,” “outlook,” “sustainable,” “target,” “will,” and similar words or phrases using such words, as well as references to future dates. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, expected performance through or events to occur by or at a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These risks, uncertainties and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing. Such risks, uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rates, inflation rates, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; market demand and pricing for the company's products, including market demand and pricing for our timberland properties with higher and better uses which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; U.S. trade policy and resulting restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially China, Japan and India; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the successful execution of our internal plans and strategic initiatives, including restructuring and cost reduction initiatives; our ability to hire and retain capable employees; the successful and timely execution and integration of our strategic acquisitions, including our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic timberlands divestitures, each of which is subject to a number of risks and conditions beyond our control including, but not limited to, timing and required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination of any acquisition or divestiture transaction under the terms of the governing transaction agreements; raw material availability and prices; the effect of weather; changes in global or regional climate conditions and governmental response to such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; the effects of significant geopolitical conditions or developments such as significant international trade disputes or domestic or foreign terrorist attacks, armed conflict and political unrest; the occurrence of regional or global health epidemics and their potential effects on our business, results of operations, cash flows, financial condition and future prospects; energy prices; transportation and labor availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of employee retirements as it relates to the cost of pension benefits and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and the accuracy of our estimates of charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2024 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements, reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. GAAP. Management believes such non-GAAP measures may be useful to investors by providing helpful context in understanding the company’s performance. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

Strategic Overview Strategic Overview

Key Takeaways For Today 4 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 2. See appendix for definition of Adjusted Funds Available for Distribution (FAD) and reconciliation to GAAP amounts.

Unmatched Portfolio With Complementary Industry-Leading Businesses 5 Our Foundation Is World Class New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. Approximate acreage, based on year-end 2024 and adjusted for completed and in-progress large-scale timberlands transactions announced in 2025. Excludes timber licenses in British Columbia, which are expected to be transferred to the buyer of WY’s former lumber mill in Princeton, B.C.

We Have A Strong Track Record Of Performance Improvement Solidified Credibility Through Repeatedly Setting & Meeting Aggressive Targets 2013 OpX Targets → Achieved • 2016 Plum Creek Synergy Targets → Achieved • 2021 Investor Day Targets → Achieved 6

We Are In A Class By Ourselves With Distinct Competitive Advantages

Our Integrated Model Is Intentional, Strategic & Integral To Driving Our Growth Plan $100+ Million Of Annual Uplift Opportunity Through Our Integrated Portfolio 1 1. Realizing approximately half of this amount today. Remaining opportunity to achieve $100+ million is reflected in our 2030 Adjusted EBITDA growth target, captured in Enterprise Initiatives.

Our Integrated Portfolio Generates Significant Cash Flow Over Time & Across Business Cycles 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. 3. Weyerhaeuser sold its timberlands in Michigan and Montana in 2019 and 2020, respectively. 4. Return on net assets (RONA) is defined herein as operating income divided by net assets, which is total assets for Wood Products less cash and cash equivalents and current liabilities.

Our Strategy Allows Us To Navigate Cyclical Markets 10

We Have Significantly Improved Our Ability To Generate Value Throughout The Business Cycle 1. See appendix for definition of Adjusted Funds Available for Distribution (FAD) and reconciliation to GAAP amounts. 2. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Climate Solutions results are included in Strategic Land Solutions segment. Strategic Land Solutions is the new name for Real Estate, Energy & Natural Resources segment, effective Q1 2026.

# We Achieved Our Multi-Year Targets[1]

## TIMBERLANDS


Completed More Than
$1.2B
of High-Quality Acquisitions
2022-2025

**Divested ~$850MM of non-core Timberlands**
2022-2025[2]

Recycling capital to enhance value & quality

## CLIMATE SOLUTIONS


Increased Annual Adjusted EBITDA[3] to
$100MM
2025

**Developed deep expertise & built a strong pipeline of opportunities**

Significant upside as markets continue to develop

## LUMBER


Made Disciplined Capital Investments to Enable
Nearly 1BBF
of Incremental Production

**Well positioned to increase production over the next several years**

We have considerable leverage to changes in lumber pricing

## INDUSTRY-LEADING PERFORMANCE

Captured
**$175MM**
in OpX Improvements Across Our Businesses
2022-2025E

**#1**
in Adjusted EBITDA Margin in All Our Manufacturing Businesses[4]
3-Year Average

## CASH RETURNS

Increased Our Sustainable Base Dividend by
**>5%**
Annually, 2022-2025

Returned Total Cash of
**>$6B**
to Shareholders
2021-2025 YTD[5]

1. Multi-year targets established at previous Investor Day in September 2021. All targets are through year-end 2025.
2. Includes recently announced divestiture in Virginia, expected to close in early 2026.
3. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Climate Solutions results are included in Strategic Land Solutions segment. Strategic Land Solutions is the new name for Real Estate, Energy & Natural Resources segment, effective Q1 2026.
4. Compared to peers, which include Boise Cascade, Canfor, Interfor, Louisiana Pacific and West Fraser. Based on public filings for 2022-2024 and includes only North American operations. Lumber Adj. EBITDA margin includes expenses for softwood lumber countervailing and anti-dumping duties for all companies.
5. 2025 YTD includes all base dividend payments for the year and $150 million of share repurchase, which was our YTD repurchase activity as of September 30, 2025.

12

We Are Accelerating Growth Through 2030 13 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

14 Our Comprehensive Growth Plan Is Designed To Increase Cash Flow Across Market Cycles

We Have Numerous Growth Levers To Drive Success & Many Are Already Under Way 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. Represents incremental Adjusted EBITDA measured against 2024 baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

16 Our Growth Roadmap To 2030 Measured Against 2024 Baseline 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 3. See slides 17 and 93 for product pricing uplift considerations and assumptions.

Growth Baseline & Product Pricing Considerations 1. See appendix for definition of Adjusted EBITDA, reconciliation to GAAP amounts and statement on this non-GAAP measure. 2. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 3. Excludes Unallocated items. 4. See slide 93 for product pricing uplift assumptions.

Fundamental Drivers Supporting Our Growth Strategy 1. Represents forecasted North American CLT consumption measured against 2024 baseline. Source: FEA Global Mass Timber Service 2025 Annual Report. 2. Source: Harvard Business Review, September 2025.

Achieving Excellence In People Development & Sustainability 19

Key Takeaways For Today 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 2. See appendix for definition of Adjusted Funds Available for Distribution (FAD) and reconciliation to GAAP amounts. 20

Timberlands

Our Unrivaled Timberlands Portfolio Cannot Be Replicated Approximate acreage, based on year-end 2024 and adjusted for completed and in-progress large-scale timberlands transactions announced in 2025.

Our Customer Mix Is Intentional & Strategic

We Have Unmatched Forestry Expertise Most recent Forisk Silviculture Survey for each region.

Our Supply Chain Is Best In Class Most recent Forisk Silviculture Survey for each region.

Our OpX Focus Drives Significant Margin Improvements 1 Optimized Trucking Fleet In The South 2 Steep Slope Harvesting In The West 26 Targeted solution in geography with trucking availability challenges Through deployment of advanced equipment 1. Benchmark is UGA Logging Cost Index. Comparison of indexed costs 2020-2024.

We Drive Significant Improvements Through Innovation Above Canopy Imaging Under Canopy Imaging Landform Based Innovation Automation 27

We Are Industry Leaders In Scale & Execution & We Have The Most Optionality Of All Timber REITS On October 14, 2025, Rayonier and PotlatchDeltic entered into a merger agreement, expected to close in first half of 2026. 4. Based on most recent Forisk Silviculture Survey for each region. 5. Since 2012 and based on public filings. Compared to Rayonier and NCREIF. See appendix for definition of Adjusted EBITDA Per Acre and reconciliation to GAAP amounts.

We Have Unmatched Scale & Quality In A Compelling Asset Class We Deliver Strong Total Returns Through Our Capabilities & Integrated Portfolio Timberlands Acquisitions Illustrative Example Timberland Transaction Value Per Acre Industry-Wide Transactions Mature, liquid market Stable returns through the cycle Value premium for high-quality assets Extensive alternative value optionality & growing interest for climate mitigation strategies Global fiber supply dynamics favor ownership of U.S. timberlands 1. Based on 581 transactions from 2004-2024, covering 31.5 million acres and totaling $58 billion in transaction value. Excludes large-scale M&A transactions. Sources: RISI, WY reports. COMPELLING ATTRIBUTES Timberlands Exhibit Stable Capital Appreciation Through Market Cycles 29

Unleashing The Next Phase Of Growth 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 1 Growth Initiatives: 4 2 3

We Have A Disciplined Approach To Enhancing Cash Flows Through Ongoing Opportunistic A&D Timberlands A&D Activity: 2020 – 2025 1. Includes recently announced divestiture in Virginia, expected to close in early 2026. 1 Growth Initiative: 4 2 3

Growth Initiative: 1 2 3 4

# Our Recent Carolinas Acquisition Demonstrates How Our Scale & Expertise Drive Superior Total Returns

## Highly Accretive To WY's Southern Portfolio

**Portfolio-Leading**
Timber & financial attributes within WY's Southern holdings
**Alternative Value Optionality**

**Mature Age Class**
Highly productive planted pine acreage
**Strong Atlantic Coast Markets**

**Bolt-On Acquisition**
Synergies with WY mill & timberlands operations
**Export Optionality**

### Performance Metrics
At Time of Acquisition – Q2 2022

**~5%**
**Near-Term Cash Yield**[1]
Timber & Line-of-Sight Real Estate

**$160 vs. $58**
**Adj. EBITDA Per Acre**[2,3]
Acquisition vs. Southern Timberlands REITS

**6.5 vs. 3.4**
**Harvest Tons Per Acre**[3]
Acquisition vs. Southern Timberlands REITS

## Post-Close Value Uplift

**+$35 Million**

- Additional Real Estate
- Mitigation & Conservation
- Renewable Energy
- Mineral Royalties

**Identified Option Value Opportunities**

**80,800** Acres

**$265 Million** Transaction Value

**$3,280** Per Acre

1. Average annual free cash flow yield over the first ten years. See appendix for definition of free cash flow yield and statement on this non-GAAP measure.
2. See appendix for definition of Adjusted EBITDA Per Acre and statement on this non-GAAP measure.
3. Carolinas acquisition represents forecasted 10-year average Timberlands performance at time of acquisition. Southern Timberlands REITs include Weyerhaeuser, Rayonier, and PotlatchDeltic. Metrics represent 3-year averages from 2020-2022. Source: Public filings.

32

We Are Capitalizing On Sizable Volume Growth & Increased Productivity From Our Acreage 33 1. As of year-end 2024. Inventory includes all conservation and non-harvestable areas. 1 Growth Initiative: 4 2 3

We Are Creating New Markets & Benefiting From Increasing Log Demand In The South 1 Growth Initiative: 4 2 3

We Have Seen Significant Benefit From New Capacity In Our Woodbaskets Represents completed new sawmill capacity, as of September 30, 2025. Sources: Forisk, WY reports. Represents improvement in WY’s average sawlog sales realizations for Arkansas & North Louisiana from 2017 to Q3 2025. 1 Growth Initiative: 4 2 3

We Are Leveraging Our Expertise, Scale & Reliability To Target New Geographies With Southern Exports 1 Growth Initiative: 4 2 3 Sources: Oxford Economics, Forest Economic Advisors. 1. Baseline year is 2024. 3 BEST POSITIONED To Address Global Supply Gap With Unrivaled Southern Portfolio SIGNIFICANT Emerging Export Opportunity In the South 2 UNMATCHED Export Competitive Advantage In the West 1

We Are Leveraging Decades Of Experience In Export Markets 1 Growth Initiative: 4 2 3

Timberlands Strategy For Success 38 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

Wood Products

# Our Wood Products Business Leads The Industry In Scale, Diversification & Quality


Engineered
Wood Products

## #1 Engineered Wood Capacity in North America

- ✚ 6 Engineered Wood (42 MMCF)
- ▲ 3 Veneer/Plywood (610 MMSF)
- △ 1 Medium Density Fiberboard (265 MMSF)


Lumber

## 2nd Largest Producer in North America

- ● 17 Lumber[1] (5.2 BBF)


Oriented
Strand Board

## 4th Largest Producer in North America

- ◆ 6 Oriented Strand Board (3.2 BSF)


Distribution

## Located in the Largest Homebuilding Markets

- ○ 21 Distribution Centers[2]


Recent Distribution Expansion[2]
New TimberStrand® EWP Facility Under Construction
WE ARE A
SIGNIFICANT SUPPLIER
TO CUSTOMERS IN
EVERY REGION

U.S. Owned or Contracted Acreage

Canadian Licensed Acreage

1. Excludes lumber mill in New Bern, NC, which was indefinitely curtailed in Q3 2024.
2. Includes recently added distribution centers in Spokane, WA and Billings, MT.

- WY relative positioning based on full year 2024 production. WY specific values represent capacity by product line as of December 31, 2024. Production capacity for engineered wood represents total solid section press capacity. WY engineered solid section facilities may also produce engineered I-joists to meet market demand. In 2024, approximately 22 percent of WY's total press production was converted into I-joists. Sources: Public filings, WY reports.
- Map excludes timber license assets in British Columbia, which are expected to be transferred to the buyer of WY's former lumber mill in Princeton, B.C.

40

We Have Peer-Leading Performance & Significant Leverage To Commodity Prices In Lumber & OSB 1. Average annual return on net assets (RONA) from 2015-2024. RONA is defined herein as operating income divided by net assets, which is total assets for OSB less cash and cash equivalents and current liabilities.

We Have Industry-Leading EWP Capacity & Strand Technology, & We’re Growing Proprietary TimberStrand ® Solid Section Products I-joists 42

Our Distribution Business Has Strong & Growing Penetration In The Largest Homebuilding Markets 43

Our EWP & Distribution Businesses Are Integrated With Strong Synergies & An Aligned Growth Strategy 1. Percentage based on full year 2024 third party sales revenue.

We Are A Preferred Supplier With Unrivaled Product Mix & Quality

We Generate Sustainable Value Through OpX 46

We Enhance Performance & Reliability With Cutting Edge Technology

We Have A Strong Track Record Of Delivering Superior Performance & Serving Our Customers See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Compared to peers, which include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana-Pacific and West Fraser. From public filings and includes only North American operations. Performance for manufacturing businesses based on 2022-2024. Lumber Adjusted EBITDA margin includes expenses for softwood lumber countervailing and anti-dumping duties for all companies. 48

Accelerating Growth To Enhance Returns We Have A Focused Wood Products Growth Strategy Leveraging Our Foundational Strengths

Unleashing The Next Phase Of Growth 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 1 Growth Initiatives: 4 2 3

We Are Well Positioned To Capitalize On Strategic Investments To Enhance Our Low-Cost Lumber Business Includes production volume from lumber mills in New Bern, NC and Princeton, B.C. New Bern was indefinitely curtailed in Q3 2024 and Princeton was sold in Q3 2025. 1 Growth Initiative: 4 2 3

Growth Initiative: 1 2 3 4

# Our EWP Capacity Will Expand With A Strategic TimberStrand® Facility Investment In Monticello, Arkansas

## Improves Our EWP Offerings In The U.S. South

- ✓ Addresses underserved & growing market for TimberStrand
- ✓ Serves strong & expanding customer base in the region

## Delivers Significant Portfolio Benefits

- ✓ Strategically aligned with WY's Timberlands & Distribution businesses
- ✓ ~80% of raw material sourcing will come from WY fee timberlands

**DOUBLES OUR TIMBERSTRAND CAPACITY**

**INCREASES TOTAL COMPANY EWP CAPACITY BY ~24%[1]**

## Growing In Our Highest-Margin Proprietary Product

**$100+ MILLION**

**Annual Adjusted EBITDA[2]**

Expected At Full Operating Capacity

Additional upside from portfolio integration benefits

Construction commenced in 2025, with startup expected in 2027

~$500 million investment between 2025 and 2027


TimberStrand®LSL

1. Based on full year 2024 production capacity.
2. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

52

There Is A Compelling Case For Leveraging Our Proprietary TimberStrand® Technology There Is Further Growth Potential Beyond Monticello 1 Growth Initiative: 4 2 3

We Are Expanding Our Distribution Footprint Into High-Value Markets & Increasing Reach At Existing Sites 1 Growth Initiative: 4 2 3 Recently added distribution centers in Spokane, WA and Billings, MT. See appendix for definition of return on investment (ROI) and statement on this non-GAAP measure.

We Have A Long History Of Successful Product Innovation 1 Growth Initiative: 4 2 3

We Are Re-Energizing Our Focus On New Product Development Aggressive Targets, Timelines & Resourcing To Accelerate Results 1 Growth Initiative: 4 2 3

We Are Leveraging Technology In Sales & Marketing To Drive Growth 1 Growth Initiative: 4 2 3

Wood Products Strategy For Success 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

Strategic Land Solutions

Our Strategic Land Solutions Business1 New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. Approximate acreage, based on year-end 2024 and adjusted for completed and in-progress large-scale timberlands transactions announced in 2025.

We Generate Value Through End-To-End Portfolio Management & Distinct Competitive Advantages Hundreds of value-enhancing activities & assets operating across our portfolio today We have 10.4 million acres1 to drive future growth from diverse real estate, climate solutions & natural resource markets In-house teams and technology platform enable rapid identification & capitalization of new opportunities We have deep technical expertise and strong business development capabilities, supported by proprietary AI & machine learning tools Scale & quality opportunities enable partnerships with market leaders across a variety of businesses We partner with well-capitalized entities with strong reputations & proven success Scale Expertise & Technology Partnerships Approximate acreage, based on year-end 2024 and adjusted for completed and in-progress large-scale timberlands transactions announced in 2025.

# We Take A Disciplined Approach To Enhancing Cash Flows & Portfolio Value Through A&D Activities

## Weyerhaeuser Timberlands A&D Performance: 2020 – 2025

**Acres Transacted**
In Thousands

**Harvest Tons**
In Thousands
5-Year Annual Average

**Timber Free Cash Flow Yield[1]**
5-Year Annual Average

**Timber Free Cash Flow[2]**
$ In Millions
5-Year Annual Average



Acquisitions
530
Divestitures
1,310
Net Change
-780
Thousand
Acres
3,260
1,760
+1.5
Million
Tons
Net Change
4.3%
1.0%
+3.3%
Net Change
$76
$17
+$59
Million
Net Change

**ACQUISITIONS**
**~$1.8 Billion**
Deployed into Strategic Acquisitions

**DIVESTITURES**
**~$1.7 Billion[3]**
Generated from Non-Strategic Acres

**Recycling Capital to Enhance Portfolio Value**

**Significantly Increased Harvest Volumes & Cash Flows on Fewer Acres**

1. See appendix for definition of free cash flow yield and statement on this non-GAAP measure.
2. Timber Free Cash Flow defined as Timberlands EBITDA generated less capital expenditures to support operations.
3. Includes recently announced divestiture in Virginia, expected to close in early 2026.

62

We Are Going On Offense To Develop Options Across Our Land Base Woodbasket Optimization Leverages Foundational Strengths Deep expertise across the value chain | Proprietary technology platform 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026.

We Have A Strong Track Record Of Reliable & Growing Cash Generation Unmatched expertise in evaluating & maximizing the full value from every acre Proven ability to deliver significant premium to timber value Peer-leading growth from climate solution opportunities New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. See appendix for definition of Adjusted EBITDA, reconciliation to GAAP amounts and statement on this non-GAAP measure.. Segment Annual Run Rate Has Increased Significantly

Our Real Estate & Natural Resources Businesses Deliver Strong Cash Flow & Premiums To Timber Value

Our Climate Solutions Business Delivers Tangible Results & Peer-Leading Performance First Mover In Our Space With Unmatched Ability To Deliver Value At Scale

Unleashing The Next Phase Of Growth 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 1 Growth Initiatives: 4 2 3 5 6 7

Our Real Estate Development Business Has An Adaptable & Proven Go-To-Market Strategy Notable Activities 2 active master planned communities and 2 shovel-ready industrial mega sites Residential, commercial and industrial parcel & lot sales in Florida, Louisiana & the Carolinas Master planning and rezoning in Florida, Georgia & the Carolinas 68 1 Growth Initiative: 4 2 3 5 6 7

Real Estate Development Offers A Growing Opportunity To Capture Significant Premiums Uniquely Positioned To Benefit From Expanding Growth Markets In The U.S. South WY Growth Markets Coastal North Carolina Charleston, SC Savannah, GA Georgia Foothills North Florida New Orleans, LA Baton Rouge, LA Value Drivers New industrial investment Employment growth Favorable demographics Affordability & lifestyle 1 Growth Initiative: 4 2 3 5 6 7

We Are Growing Durable, High-Margin Cash Flows From Our Valuable Construction Materials Business Portfolio Active quarries & expansion opportunities across 12 states 46 active quarries today serving 18 markets Operated & managed by industry-leading construction material companies 30-50-year contracts with built-in escalators States with active quarries and expansion opportunities on WY land Growing recurring cash flow streams on small timberland footprint Minimal upfront capital — operators invest & fund projects First-in-line with top construction companies & key regional operators 70 Growth Strategy 1 Growth Initiative: 4 2 3 5 6 7

We Are Accelerating Growth In Climate Solutions To Achieve $170 Million Of Adjusted EBITDA Uplift By 20301 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. Building On Our Strong Foundation & Capitalizing On Emerging Opportunities 71

We Have Demonstrated Leadership In Developing Forest Carbon As A New Market 72 1 Growth Initiative: 4 2 3 5 6 7

We Have Line Of Sight To Significant Expansion Of Our Forest Carbon Project Portfolio Demonstrated Leadership In Quality, Scale & Commercialization Of Projects 73 1 Growth Initiative: 4 2 3 5 6 7

Our Renewable Energy Business Is Uniquely Positioned To Meet Increasing Demand For Electricity 74 1 Growth Initiative: 4 2 3 5 6 7

We Are Significantly Expanding Our Solar Portfolio With Line Of Sight To Multiple Projects 75 1 Growth Initiative: 4 2 3 5 6 7

Carbon Capture & Sequestration Creates A Material Growth Opportunity Across Our Timber Holdings 1 Growth Initiative: 4 2 3 5 6 7 76

Our Carbon Capture & Sequestration Projects Generate Significant Incremental Value PROJECT SPOTLIGHT Location: Livingston Parish, LA Developer: Occidental Petroleum & Enbridge JV Footprint: More than 30,000 acres of WY subsurface pore space Storage Capacity: 10 million tons of CO2 per year Status: In development 1 Growth Initiative: 4 2 3 5 6 7

We Leverage Our Land Base & Expertise To Generate Steady Cash Flow From Mitigation Banking & Conservation Strong Contributors To Our 2025 Climate Solutions Target — Expecting Steady Contributions Through 2030 1 Growth Initiative: 4 2 3 5 6 7

Metallurgical Biocarbon Creates An Exciting New Market For Our Pulpwood & Residuals 1 Growth Initiative: 4 2 3 5 6 7 79

We Are Partnering With Aymium To Launch A New Climate Solutions Business With Significant Growth Potential 1 Growth Initiative: 4 2 3 5 6 7 = Memorandum of understanding in place. 2030 target subject to finalization of definitive agreements.

We Are Capitalizing On The Expanding Energy and Climate Solutions Landscape Active / In Development Actively Pursuing Emerging / Future

Strategic Land Solutions1 Strategy For Success 82 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

Enterprise Initiatives

Delivering EBITDA Uplift From Enterprise Initiatives 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 1 Growth Initiatives: 4 2 3

Our Integrated Model Is Strategic, Intentional & It Drives Significant Value 1 Growth Initiative: 4 2 3 Creating & Capturing Value Across Our Portfolio & Supply Chain

We Have Built Internal Expertise & Are Advancing Artificial Intelligence Initiatives 1 Growth Initiative: 4 2 3 Leveraging Emerging Technology To Accelerate Growth

We Are Taking Innovation & Operational Excellence To The Next Level 1 Growth Initiative: 4 2 3

Accelerated Growth Plan

89 Our Growth Roadmap To 2030 Measured Against 2024 Baseline 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 3. See slides 17 and 93 for product pricing uplift considerations and assumptions.

Our Growth Initiatives Are Under Way & Most Are Within Our Control 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026.

91 We Are Well Positioned To Execute Our Accelerated Growth Plan Executing Strategic Growth Plan While Maintaining A Strong Balance Sheet

Our Growth Plan Drives Significant Value Creation With An Attractive Return On Investment Measured against 2024 Adjusted EBITDA and Adjusted Funds Available for Distribution (FAD) baseline. See appendix for definitions of Adjusted EBITDA and Adjusted FAD and statement on these non-GAAP measures. Adjusted FAD1 92

Pricing Improvements Drive Substantial Upside To Our 2030 Growth Target 1. Product pricing scenarios reflect Adjusted EBITDA uplift compared to 2024 pricing levels. EWP assumptions are for solid section and I-joist products. WY reports OSB realizations in MSF 3/8”. 2. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure.

Capital Allocation

We Have A Strong & Proven Track Record Of Disciplined Capital Allocation 1. All amounts are 2021 through year-end 2025. Assumptions for 2025 are outlined below. 2. Excludes capitalized interest. For 2025, assumes $385 million of programmatic capital expenditures and $130 million of investments in Monticello EWP facility. 3. Includes all quarterly base and supplemental dividends paid or announced through year-end 2025. 4. For 2025, assumes $150 million of share repurchase, which was our YTD repurchase activity as of September 30, 2025. 5. Acquisitions total approximately $1.3 billion, and divestitures total approximately $1.1 billion, including recently announced divestiture in Virginia, expected to close in early 2026. Demonstrating The Power Of Our Portfolio & Framework Across Market Cycles

We Remain Committed To Returning A Meaningful Amount Of Cash Back To Shareholders 1. See appendix for definition of Adjusted Funds Available for Distribution (FAD) and reconciliation to GAAP amounts. 2. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 3. Normally declared and paid annually in Q1, based on prior year results.

We Have Many Levers To Drive Value Allocating & Executing To Deliver Exceptional Shareholder Returns 1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. 2. See appendix for definition of return on investment (ROI) and statement on this non-GAAP measure.

We Will Continue To Invest In Our Businesses Through The Cycle To Maintain Industry-Leading Performance 1. Excludes capitalized interest. For 2025, assumes capital expenditures of $385 million. 2. Excludes investments in Monticello EWP facility and other growth initiatives. 3. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026. Our Cash Return Framework Supports Our CapEx Strategy

Our M&A Strategy Is Focused 99 99

We Have A Disciplined Approach To Capital Allocation & Our Framework Is Flexible INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases

Closing Remarks

102 Our Investment Thesis Drives Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Accelerated Growth Disciplined Capital Allocation Foundational Strengths Expertise | Sustainability | Operational Excellence | Innovation

Key Takeaways For Today 103 1. Measured against 2024 Adjusted EBITDA baseline. See appendix for definition of Adjusted EBITDA and statement on this non-GAAP measure. 2. See appendix for definition of Adjusted Funds Available for Distribution (FAD) and reconciliation to GAAP amounts.

Appendix

# WOOD PRODUCTS SALES REALIZATIONS: CURRENT VS. 2025 Q3

## WEYERHAEUSER'S AVERAGE SALES REALIZATIONS

***Approximate Change***
As of December 12, 2025

| | | | |
|---|---|---|---|
| **LUMBER**[1]  | **Q4 QTD vs. Q3 AVERAGE** | **-$10/MBF LOWER** | WY's SENSITIVITY<br>CHANGE IN REALIZATIONS<br>**$10/MBF**<br>**≈ $50 million**<br>EBITDA<br>ANNUALLY |
| | **CURRENT vs. Q3 AVERAGE** | **-$20/MBF LOWER** | |
| **OSB**[2]  | **Q4 QTD vs. Q3 AVERAGE** | **-$10/MSF LOWER** | WY's SENSITIVITY<br>CHANGE IN REALIZATIONS<br>**$10/MSF**<br>**≈ $30 million**<br>EBITDA<br>ANNUALLY |
| | **CURRENT vs. Q3 AVERAGE** | **-$15/MSF LOWER** | |

(1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files.
(2) WY reports OSB realizations in MSF 3/8". Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files.

105

Adjusted EBITDA Reconciliation Total Company 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. 2. Net earnings (loss) for 2017, 2018, 2019, 2020 and 2022 include net charges of $52 million, $122 million, $354 million, $285 million and $359 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. We have not provided a reconciliation of forecasted Adjusted EBITDA to the most comparable GAAP measure of net earnings because Adjusted EBITDA excludes the impact of certain items described in the definition below, and management cannot estimate these items or the impact they will have on Adjusted EBITDA on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare the results or expected results of other companies that may define and calculate Adjusted EBITDA differently. Nonetheless, management believes that providing this forward-looking non-GAAP information is useful to investors, and given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. We cannot reasonably predict the occurrence, timing or amount of any of the items that we exclude from our Adjusted EBITDA estimate. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA and actual results may differ materially from our estimate.

# Adjusted EBITDA Reconciliation Timberlands

| $ Millions | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Western Timberlands and Energy & Natural Resources (ENR) | $283 | $263 | $380 | $579 | $470 | $449 | $520 | $544 | $332 | $354 | $404 | $493 | $359 | $278 |
| Less: EBITDA attributable to Western ENR[1] | 4 | 5 | 7 | 8 | 11 | 6 | 12 | 12 | 14 | 14 | 17 | 20 | 15 | 16 |
| **Western Timberlands** | **279** | **258** | **373** | **571** | **459** | **443** | **508** | **532** | **318** | **340** | **387** | **473** | **344** | **262** |
| Southern Timberlands and ENR | 290 | 339 | 372 | 457 | 472 | 469 | 428 | 398 | 410 | 319 | 363 | 399 | 397 | 357 |
| Less: EBITDA attributable to Southern ENR[1] | 64 | 41 | 44 | 47 | 42 | 43 | 45 | 47 | 58 | 45 | 62 | 92 | 91 | 72 |
| **Southern Timberlands** | **226** | **298** | **328** | **410** | **430** | **426** | **383** | **351** | **352** | **274** | **301** | **307** | **306** | **285** |
| **Northern Timberlands** | **29** | **28** | **32** | **47** | **41** | **26** | **23** | **19** | **15** | **4** | **9** | **14** | **6** | **3** |
| **Other Timberlands** | **(15)** | **(8)** | **46** | **2** | **7** | **6** | **22** | **—** | **(5)** | **(8)** | **(4)** | **(10)** | **(10)** | **(11)** |
| **Adjusted EBITDA including Legacy Plum Creek operations[1,2]** | **$519** | **$576** | **$779** | **$1,030** | **$937** | **$901** | **$936** | **$902** | **$680** | **$610** | **$693** | **$784** | **$646** | **$539** |
| Less: EBITDA attributable to Plum Creek[3] | 175 | 203 | 235 | 291 | 260 | 36 | — | — | — | — | — | — | — | — |
| **Weyerhaeuser Timberlands Adjusted EBITDA[1]** | **$344** | **$373** | **$544** | **$739** | **$678** | **$865** | **$936** | **$902** | **$680** | **$610** | **$693** | **$784** | **$646** | **$539** |
| Depletion, depreciation & amortization | (138) | (143) | (168) | (207) | (208) | (366) | (356) | (319) | (301) | (257) | (261) | (256) | (267) | (260) |
| Special items | — | — | — | — | — | — | (48) | — | (32) | 102 | 32 | — | 109 | — |
| **Operating Income (GAAP)** | **$206** | **$230** | **$376** | **$532** | **$470** | **$499** | **$532** | **$583** | **$347** | **$455** | **$464** | **$528** | **$488** | **$279** |
| Interest income and other | 4 | 3 | 4 | — | — | — | — | — | — | — | — | — | — | 1 |
| Loss attributable to non-controlling interest | — | 1 | — | — | — | — | — | — | — | — | — | — | — | — |
| **Net Contribution to Earnings** | **$210** | **$234** | **$380** | **$532** | **$470** | **$499** | **$532** | **$583** | **$347** | **$455** | **$464** | **$528** | **$488** | **$280** |

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.
2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.

107

# Adjusted EBITDA Reconciliation
# Wood Products

| $ Millions | 2011 | 2012 | 2013 | 2014 | 2015 | 2016[1] | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Lumber | ($7) | $130 | $317 | $319 | $212 | $289 | $459 | $459 | $183 | $799 | $1,630 | $1,103 | $83 | ($21) |
| OSB | (4) | 143 | 247 | 46 | 41 | 183 | 359 | 329 | 59 | 466 | 1,292 | 879 | 250 | 311 |
| EWP | 6 | 17 | 45 | 79 | 114 | 145 | 173 | 177 | 207 | 188 | 285 | 585 | 455 | 308 |
| Distribution | (37) | (29) | (33) | 2 | 10 | 25 | 38 | 32 | 33 | 86 | 176 | 184 | 103 | 62 |
| Other | (1) | (15) | (2) | — | (5) | (1) | (12) | (10) | (6) | (12) | (26) | (14) | 14 | 1 |
| **Adjusted EBITDA[2]** | **($43)** | **$246** | **$574** | **$446** | **$372** | **$641** | **$1,017** | **$987** | **$476** | **$1,527** | **$3,357** | **$2,737** | **$905** | **$661** |
| Depletion, depreciation & amortization | (151) | (133) | (123) | (119) | (106) | (129) | (145) | (149) | (191) | (195) | (196) | (201) | (210) | (219) |
| Special items | (52) | 6 | (10) | — | (8) | — | (303) | — | 68 | 8 | 50 | — | 14 | 15 |
| **Operating (Loss) Income (GAAP)** | **($246)** | **$119** | **$441** | **$327** | **$258** | **$512** | **$569** | **$838** | **$353** | **$1,340** | **$3,211** | **$2,536** | **$709** | **$457** |
| Interest income and other | 3 | 1 | — | — | — | — | — | — | — | — | — | — | — | — |
| **Net Contribution to Earnings** | **($243)** | **$120** | **$441** | **$327** | **$258** | **$512** | **$569** | **$838** | **$353** | **$1,340** | **$3,211** | **$2,536** | **$709** | **$457** |

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber Company, Inc. beginning on the merger date of February 19, 2016.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

We have not provided a reconciliation of forecasted Adjusted EBITDA related to the new TimberStrand® facility in Monticello, Arkansas to the most comparable GAAP measure of net income because Adjusted EBITDA excludes the impact of certain items described in the definition below, and management cannot estimate these items or the impact they will have on Adjusted EBITDA on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare the expected impact of this investment to our historical results or the results or expected results of other companies that may have treated such matters differently. Nonetheless, management believes that providing this forward-looking non-GAAP information about this investment is useful to investors, and given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. We cannot reasonably predict the occurrence, timing or amount of any of the items that we exclude from our Adjusted EBITDA estimate. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA and actual results may differ materially from our estimate.

108

# Adjusted EBITDA Reconciliation Strategic Land Solutions[1]

| $ Millions | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|---|---|---|
| Real Estate | $178 | $196 | $193 | $159 | $176 | $171 | $170 | $178 |
| Natural Resources | 63 | 68 | 81 | 60 | 82 | 115 | 103 | 87 |
| Climate Solutions | — | — | — | 22 | 38 | 43 | 47 | 84 |
| **Adjusted EBITDA[2]** | **$241** | **$264** | **$274** | **$241** | **$296** | **$329** | **$320** | **$349** |
| Depletion, depreciation & amortization | (15) | (14) | (14) | (14) | (15) | (17) | (16) | (13) |
| Basis of real estate sold | (81) | (124) | (116) | (141) | (71) | (84) | (93) | (120) |
| Special Items in operating income | — | — | — | — | — | (10) | — | — |
| **Operating Income (GAAP)** | **$145** | **$126** | **$144** | **$86** | **$210** | **$218** | **$211** | **$216** |
| Interest income and other | 1 | 1 | — | — | — | — | — | — |
| **Net Contribution to Earnings** | **$146** | **$127** | **$144** | **$86** | **$210** | **$218** | **$211** | **$216** |

1. New segment name for Real Estate, Energy & Natural Resources, effective Q1 2026.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

We have not provided a reconciliation of forecasted Adjusted EBITDA related to Climate Solutions to the most comparable GAAP measure of Net Contribution to Earnings because Adjusted EBITDA excludes the impact of certain items described in the definition below, and management cannot estimate the impact these items will have on Adjusted EBITDA on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare the results or expected results of other companies that may define and calculate Adjusted EBITDA differently. Nonetheless, management believes that providing this forward-looking non-GAAP information is useful to investors, and given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. We cannot reasonably predict the occurrence, timing or amount of any of the items that we exclude from our Adjusted EBITDA estimate. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA and actual results may differ materially from our estimate.

109

# Adjusted EBITDA Per Acre Reconciliation

| $ Millions | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Western Timberlands** | | | | | | | | | | | | | |
| Adjusted EBITDA[1] | $258 | $373 | $571 | $459 | $443 | $508 | $532 | $318 | $340 | $387 | $473 | $344 | $262 |
| Acres (Thousands)[2] | 1,960 | 2,597 | 2,594 | 2,594 | 2,949 | 2,926 | 2,910 | 2,888 | 2,731 | 2,577 | 2,546 | 2,539 | 2,510 |
| **Reported Adjusted EBITDA Per Acre** | **$132** | **$144** | **$220** | **$177** | **$150** | **$174** | **$183** | **$110** | **$124** | **$150** | **$186** | **$135** | **$104** |
| Adjusted EBITDA attributable to Western ENR[3] | 5 | 7 | 8 | 11 | 6 | 12 | 12 | 14 | 14 | 17 | 20 | 15 | 16 |
| **Total Adjusted EBITDA Per Acre[4]** | **$134** | **$146** | **$223** | **$181** | **$152** | **$178** | **$187** | **$115** | **$130** | **$157** | **$194** | **$141** | **$111** |
| | | | | | | | | | | | | | |
| **Southern Timberlands** | | | | | | | | | | | | | |
| Adjusted EBITDA[1] | $298 | $328 | $410 | $430 | $426 | $383 | $351 | $352 | $274 | $301 | $307 | $306 | $285 |
| Acres (Thousands)[2] | 4,036 | 4,021 | 4,040 | 4,033 | 7,368 | 6,948 | 6,893 | 6,787 | 6,755 | 6,776 | 6,823 | 6,756 | 6,735 |
| **Reported Adjusted EBITDA Per Acre** | **$74** | **$82** | **$101** | **$107** | **$58** | **$55** | **$51** | **$52** | **$41** | **$44** | **$45** | **$45** | **$42** |
| Adjusted EBITDA attributable to Southern ENR[3] | 41 | 44 | 47 | 42 | 43 | 45 | 47 | 58 | 45 | 62 | 92 | 91 | 72 |
| **Total Adjusted EBITDA Per Acre[4]** | **$84** | **$93** | **$113** | **$117** | **$64** | **$62** | **$58** | **$60** | **$47** | **$54** | **$58** | **$59** | **$53** |

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.
2. As of year end.
3. Reporting in the company's Strategic Land Solutions segment. Strategic Land Solutions is the new segment name for Real Estate, Energy & Natural Resources, effective Q1 2026.
4. To improve comparability with peer disclosures, amounts shown include Adjusted EBITDA from both Timberlands and Strategic Land Solutions business.

110

# Adjusted Funds Available For Distribution (FAD) Reconciliation

| $ Millions | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 |
|---|---|---|---|---|---|---|---|---|
| Net cash from operations | $1,201 | $1,112 | $966 | $1,529 | $3,159 | $2,832 | $1,433 | $1,008 |
| Capital expenditures (excluding discontinued operations) | (419) | (427) | (384) | (281) | (441) | (468) | (447) | (416) |
| **Funds Available for Distribution[1]** | **$782** | **$685** | **$582** | **$1,248** | **$2,718** | **$2,364** | **$986** | **$592** |
| Cash for product remediation payments (from product remediation insurance recoveries) | 192 | 96 | (68) | (8) | — | (37) | — | (25) |
| Cash tax payments attributable to Cellulose Fibers divestiture | 75 | — | — | — | — | — | — | — |
| Cash contribution to (cash tax refund associated with contribution to) our U.S. qualified pension plan | — | 300 | — | — | (95) | — | — | — |
| **Adjusted Funds Available for Distribution[2]** | **$1,049** | **$1,081** | **$514** | **$1,240** | **$2,623** | **$2,327** | **$986** | **$567** |

1. Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.
2. Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

We have not provided a reconciliation of forecasted Adjusted Funds Available for Distribution (FAD) to the most comparable GAAP measure of net cash from operations because Adjusted FAD excludes the impact of certain items described in the definition below, and management cannot estimate these items or the impact they will have on Adjusted FAD on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare the results or expected results of other companies that may define and calculate Adjusted FAD differently. Nonetheless, management believes that providing this forward-looking non-GAAP information is useful to investors, and given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. We cannot reasonably predict the occurrence, timing or amount of any of the items that we exclude from our Adjusted FAD estimate. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted FAD and actual results may differ materially from our estimate.

111

Other Non-GAAP Financial Measures This presentation references forward-looking estimates of free cash flow yield, Adjusted EBITDA multiple and return on investment, each of which is a non-GAAP financial measure that management uses to evaluate the performance of the company and certain investments. Free cash flow yield, as we define it, is calculated by dividing free cash flow — defined as Adjusted EBITDA generated less capital expenditures to support operations — by the purchase price of the investment. Adjusted EBITDA multiple is calculated by dividing the purchase price by the company's forecasted Adjusted EBITDA. Return on investment (ROI) is calculated by dividing forecasted cash flow by invested capital. These measures should not be considered in isolation from, and are not intended to represent alternatives to, our GAAP results. We have not provided a reconciliation of these forward-looking non-GAAP financial measures to the most comparable GAAP measure of net cash from operations (in the case of free cash flow), net earnings (in the case of Adjusted EBITDA multiple) and return on assets (in the case of ROI), because they each exclude the impact of certain items that are inherently difficult to forecast, such as changes in working capital, capital expenditures, and asset sales. Management cannot estimate these items or their impact on free cash flow yield, Adjusted EBITDA multiple or ROI on a forward-looking basis without unreasonable effort. As a result, investors may be unable to accurately compare our historical results to those of other companies that may define or calculate free cash flow yield, Adjusted EBITDA multiple, or ROI differently. Nonetheless, management believes that providing this forward-looking non-GAAP information is useful to investors. Given the uncertain nature of forward-looking statements, we believe investors are able to take into account the inherent limitations of this forward-looking non-GAAP information. Actual results may differ materially from our estimates due to the potential significance of the excluded items.